                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                       CENTRAL AND SOUTH WEST CORPORATION
                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
            OF THE FOLLOWING SERIES OF CUMULATIVE PREFERRED STOCK OF
                        CENTRAL POWER AND LIGHT COMPANY
                  Cumulative Preferred Stock ($100 par value):
                                  4.20% Series
                                  4.00% Series

    This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of cumulative preferred stock of Central Power and Light Company ("CPL"), a Texas corporation and direct utility subsidiary of Central and South West Corporation, listed above (each a "Series of Preferred") to be tendered pursuant to the Offer (the "Shares") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase referred to below). Such form may be delivered by hand or transmitted by mail or by facsimile transmission, to the Depositary. See "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

    A SEPARATE NOTICE OF GUARANTEED DELIVERY MUST BE USED FOR EACH SERIES OF PREFERRED.

    THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

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
                  BY MAIL:                             BY HAND OR OVERNIGHT COURIER
        Tender & Exchange Department                   Tender & Exchange Department
               P.O. Box 11248                               101 Barclay Street
            Church Street Station                       Receive and Deliver Window
        New York, New York 10286-1248                    New York, New York 10286
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                           BY FACSIMILE TRANSMISSION:
                                 (212) 815-6213
                   INFORMATION AND CONFIRMATION BY TELEPHONE:
                                 (800) 507-9357

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

    The undersigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 18, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

Series of Preferred (check one):

                    Cumulative Preferred Stock ($100 par value):

                           / /          4.20% Series

                           / /          4.00% Series

    A separate Notice of Guaranteed Delivery must be used for each Series of Preferred.

Number of Shares:

--------------------------------------

Certificate Nos. (if available):

--------------------------------------

--------------------------------------

--------------------------------------

--------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
------------------------------------------------------------------------, 1997

Name(s):
------------------------------------------------------------------------

------------------------------------------------------------------------

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

                               (INCLUDE ZIP CODE)

    DAYTIME Area Code and Telephone No.:
----------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-

                                       2
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in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4 to the Letter of Transmittal.)

If Shares will be tendered by

book-entry transfer, Name of

Tendering Institution:

--------------------------------------

Account No.       at (check one)

/ /    The Depository Trust Company

/ /    Philadelphia Depository Trust
Company

--------------------------------------

             Signature(s)

--------------------------------------

     Name(s) of Record Holders(s)

            (Please Print)

--------------------------------------

               Address

--------------------------------------

    Area Code and Telephone Number

               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

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
--------------------------------------------   --------------------------------------------
                Name of Firm                               Authorized Signature

--------------------------------------------   --------------------------------------------
                   Address                                         Name

--------------------------------------------   --------------------------------------------
            City, State, Zip Code                                  Title
--------------------------------------------
                Area Code and
              Telephone Number

Dated:             , 1997
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           DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK
           CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.